BBH TRUST
BBH CORE SELECT
CLASS N SHARES ("BBTEX")
RETAIL CLASS SHARES ("BBTRX")
SUPPLEMENT DATED JULY 10, 2018
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 28, 2018

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Statement of Additional Information. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Statement of Additional Information.

Effective July 10, 2018, the sections captioned "Portfolio Manager Information" on page 25 of the Statement of Additional Information and "Compensation Structure" on page 26 of the Statement of Additional Information are deleted in their entirety and replaced with the following:

Portfolio Manager Information

The following information about the Fund's Portfolio Manager, Mr. Michael R. Keller, is provided as of the end of the Fund's most recently completed fiscal year.

Other Accounts Co-Managed by Michael R. Keller	Total Number of Other Accounts Managed/
Total Assets (in millions)

Registered Investment Companies	None
Other Pooled Investment Vehicles	1/$876
Other Accounts	38/$12,789

No account managed by Mr. Keller has an incentive profit allocation or advisory fee based on the performance of the account.

Dollar value range of shares owned in the Fund by Mr. Keller: $500,001-$1,000,000

Compensation Structure

Mr. Keller is a Partner of BBH&Co. As a Partner, most of Mr. Keller's compensation is linked directly to the profits of BBH&Co. through a working interest in BBH&Co.'s profits and a return on capital invested in BBH&Co. Mr. Keller's working interest is set at the beginning of each calendar year by BBH&Co.'s Executive Committee based on his overall contribution to BBH&Co., including the investment performance and profitability of the Fund and other accounts and funds co-managed by Mr. Keller. Mr. Keller has also invested capital in BBH&Co. and receives an annual return on his invested capital that fluctuates each year based on the overall profits of BBH&Co. Mr. Keller is also paid a fixed base salary.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.